UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2024

FIRST SEACOAST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-41597	92-0334805
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

633 Central Avenue, Dover, New Hampshire		03820
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (603) 742-4680

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	FSEA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2024, First Seacoast Bank (the “Tenant”), the wholly-owned subsidiary of First Seacoast Bancorp, Inc. (the “Company”), and FNLR 1SEA LLC (the “Landlord”) entered into a Master Lease (the “Master Lease”) providing for the lease of four real properties (the “Properties”) formerly owned by the Tenant.  The Properties comprise the Tenant’s main office and branch offices.

Concurrent with the execution of the Master Lease, the Tenant sold the Properties to the Landlord for a cash purchase price of approximately $7.5 million.  Pursuant to the Master Lease, the Tenant will lease the Properties for an initial term of 15 years, with one renewal option of 15 years.

Also concurrent with the execution of the Master Lease, the Company entered into a Guaranty of Lease in favor of the Landlord, providing for the guaranty of the Tenant’s obligations under the Master Lease.

The Tenant expects to recognize a pre-tax gain of approximately $2.5 million on this sale-leaseback transaction.  The Master Lease provides for aggregate annual lease payments of approximately $678,000 for the Properties.

The foregoing description of the Master Lease and the Guaranty of Lease is qualified in its entirety by reference to the Master Lease and the Guaranty of Lease, which are filed as exhibits hereto and incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

On June 17, 2024, First Seacoast Bank and Mountainseed Real Estate Services, LLC issued a joint press release announcing the sale leaseback transaction.  A copy of the press release is furnished as an exhibit hereto and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Master Lease dated June 11, 2024
10.2	Guaranty of Lease dated June 11, 2024
99.1	Joint Press Release dated June 17, 2024
104	Cover Page Interactive Data File (Embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 17, 2024		FIRST SEACOAST BANCORP, INC.

	By:	/s/ James R. Brannen
James R. Brannen
President and Chief Executive Officer